SECOND AMENDED AND RESTATED GUARANTEE AGREEMENT

      This continuing, absolute and unconditional amended and restated guarantee is given by the undersigned ("Guarantor") to induce DRESDNER BANK LATEINAMERIKA AKTIENGESELLSCHAFT, Miami Agency, an international bank agency licensed by the State of Florida, BANK LEUMI USA, a New York banking corporation, ISRAEL DISCOUNT BANK LIMITED, Miami Agency, an international bank agency licensed by the State of Florida (collectively, "Existing Lenders"), and ABN AMRO BANK N.V., Miami Agency, an international bank agency licensed by the State of Florida, BANQUE SUDAMERIS, Miami Agency, an international bank agency licensed by the State of Florida; THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, FIRST UNION NATIONAL BANK, a national banking association; WACHOVIA BANK N.A., a national banking association (collectively, "New Lenders") (Existing Lenders and New Lenders together, "Lenders"), having a business address of P.O. Box 01-6039, 801 Brickell Avenue, Miami, FL 33131 to extend credit to or otherwise become or remain the creditor of DYCOM INDUSTRIES, INC., a Florida corporation ("Borrower");
      In consideration of the foregoing, Guarantor does hereby agree with Lenders as follows:

1. GENERAL.

             This Second Amended and Restated Guarantee Agreement provides for the inclusion of New Lenders as additional obligees of Borrower, and represents the continuing, absolute and unconditional Guarantee by the undersigned of all of Borrower's existing and new obligations to Existing Lenders and to New Lenders.

2. OBLIGATION OF GUARANTOR.

             Guarantor absolutely and unconditionally guarantees to Lenders, their successors and assigns (whether collateral assigns or otherwise), the prompt and full payment in United States currency and performance to Lenders at the place of business of Lenders set forth above or at such other place and to such other person as Lenders may designate at maturity of any and every obligation, in connection with which either as maker, drawer, guarantor, endorser or otherwise, whether directly, indirectly or contingently, Borrower is, either individually or jointly and severally with any other person or persons, or shall become at any time in the future liable to Lenders, with interest thereon at the rate or rates provided in the obligations guaranteed hereby or at the maximum rate allowed from time to time by law in Florida, whichever is less, until payment in full has been received by Lenders, together with all attorneys' fees, costs and expenses of collection whether suit be brought or not, including costs, expenses and attorneys' fees on appeal if an appeal is taken from any suit, incurred by Lenders, in connection with any matter covered by this Guarantee. Guarantor also absolutely and unconditionally guarantees the full and timely performance of all duties and obligations whatsoever of Borrower to Lenders, whether now existing or hereafter arising, and agrees in the event Borrower fails to fully and timely perform any of said duties and obligations to fully and timely perform same.

3. TERM OF GUARANTEE.

             The liability of Guarantor hereunder shall continue until the earlier of (i) the 120th day after this Guarantee is marked "Cancelled" by Lenders and returned to Guarantor or (ii) until Lenders shall receive written notice, by registered mail signed by Guarantor, cancelling this Guarantee, but such cancellation shall not affect in any way the continuing liability of Guarantor on any transactions covered by this Guarantee up to the time of the actual receipt by Lenders of such notice of cancellation, including any advance or other monies which may at any time thereafter be made by Lenders to Borrower pursuant to any agreement, promissory note or other instrument or document evidencing any indebtedness of Borrower to Lenders, entered into prior to the receipt by Lenders of said notice by Guarantor. Notwithstanding the receipt by Lenders of any notice of cancellation hereunder, Lenders may in their discretion amend, modify and renew in any way whatsoever any agreement, promissory note or other instrument or document evidencing any indebtedness of Borrower to Lenders and in existence at the time said notice of cancellation is received by Lenders, all without affecting in any way whatsoever the continuing liability of Guarantor hereunder, but the liability of Guarantor solely in regard to the principal amount owed Lenders shall not exceed the amount of principal owing to Lenders at the time said notice of cancellation is received by Lenders together with such additional amounts as may thereafter be advanced by Lenders to or on behalf of Borrower pursuant to any such agreement, promissory note or other instrument or document in existence at the time said notice is received by Lenders. In the event said notice of cancellation is given, the liability of Guarantor shall continue without limitation whatsoever for all amounts other than principal (which is limited under the preceding sentence) due Lenders such as interest, attorney's fees, costs, and other such amounts.

4. BANKRUPTCY OF BORROWER.

             Notwithstanding that the Guarantee may have been cancelled under paragraph 3, and/or returned to Guarantor, to the extent Borrower has made any payments to Lenders within the one (1) year period following the date this Guarantee was so cancelled, and Guarantor was obligated under this Guarantee for said payments, the liability of Guarantor hereunder shall at all times continue for the amounts so paid by Borrower to Lenders. If, for any reason (e.g. bankruptcy, or otherwise), Lenders are not permitted to retain the payments so made by Borrower during said one (1) year period, Guarantor shall be liable under this Guarantee for the amount of such payments as if this Guarantee had never been cancelled and Lenders shall be entitled to recover said amount so paid by Borrower within said one (1) year period. Anything in this Guarantee to the contrary notwithstanding, if at any time this Guarantee is to be cancelled under the provisions of paragraph 3, Lenders may retain this Guarantee for a period of one hundred twenty (120) days after the date said Guarantee is to be so cancelled and in the event no bankruptcy petition has been filed by or against Borrower for the one (1) year period following the date the Guarantee is to be cancelled, then, in that event, the Guarantee shall be returned to Guarantor. If, however, a bankruptcy petition has been filed by or against Borrower during the one (1) year period, and Borrower has made payments to Lenders during the one (1) year period, this Guarantee shall not be cancelled and/or returned to Guarantor unless and until a decision by a court of competent jurisdiction, or other agreement has been entered or reached, pursuant to which Lenders shall be entitled to retain all such monies paid during the one (1) year period. If, as set forth above, Lenders are obligated to return to Borrower any monies so paid during the one (1) year period, this Guarantee shall not be cancelled (notwithstanding it being marked "Cancelled" and returned to Guarantor) and Guarantor shall continue to be liable to Lenders for all monies paid during the one (1) year period. If Lenders shall have marked this Guarantee "Cancelled" and/or returned this Guarantee to Guarantor, and under the provisions of

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


             this paragraph 4 or paragraph 3, Guarantor has continuing liability to Lenders for certain amounts which Lenders have or are obligated to return to Borrower, then, in such case, Lenders may enforce their rights under this Guarantee upon any copy of this Guarantee notwithstanding the fact that the original of this Guarantee may have been marked "Cancelled" and/or returned to Guarantor.

5. CONSENT TO LENDERS' ACTS.

             Guarantor consents, without affecting in any way Guarantor's liability to Lenders hereunder, that Lenders may, without notice to or consent of Guarantor and upon such terms as they may deem advisable and with or without consideration and after notice of cancellation is received by Lenders under paragraph 3 hereof: (a) extend, in whole or in part, by renewal or otherwise, and as often as Lenders may wish, the time of payment of any indebtedness owing by Borrower, to Lenders, or held by Lenders as security for any such obligation; (b) release, surrender, exchange, modify, impair, or extend the period of duration, or the time for performance of payment, of any collateral securing any obligation of Borrower to Lenders; (c) settle or compromise any claim of Lenders against Borrower, or against any other person, firm or corporation, whose obligation is held by Lenders as collateral security for any obligation of Borrower to Lenders; and (d) release in whole or in part any person liable for the payment of any obligation of Borrower to Lenders including, but not limited to, any person liable as an endorser, guarantor or judgment debtor (if Lenders obtain a judgment on any obligation of Borrower) of said obligation and, in any event, any such release shall not affect the liability of Guarantor for the entire amount of any and every obligation of Borrower to Lenders. Further, Lenders shall not be under any obligation whatsoever to obtain or perfect or to maintain the perfection of any security interest or other lien on property to secure indebtedness of Borrower to Lenders and Lenders shall have no obligation to, and shall not have any liability for failing to, obtain or perfect or to maintain the perfection of any security interest or lien on property to secure indebtedness of Borrower. Any failure of Lenders to obtain and perfect or to maintain the perfection of any security interest or lien shall not affect in any way whatsoever the obligation of Guarantor to Lenders under this Guarantee. Guarantor hereby ratifies and confirms any such extension, renewal, release surrender, exchange, modification, impairment, settlement, or compromise, and all such actions shall be binding upon Guarantor who hereby waives all defenses, counterclaims, or offsets which Guarantor might have by reason thereof.

6. WAIVERS BY GUARANTOR.

             Guarantor waives: (a) notice of acceptance of this Guarantee by Lenders; (b) notice of presentment, demand for payment, notice of dishonor or protest of any of Borrower's obligations or the obligation of any person, firm, or corporation held by Lenders as collateral security for Borrower's obligation; (c) notice of the failure of any person, firm, or corporation to pay to Lenders any indebtedness held by Lenders as collateral security for any obligation of Borrower; (d) failure of Lenders to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any indebtedness of Borrower; and (e) all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Lenders against Borrower.

7. SUBROGATION.

             Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under any note, security document or any other loan document evidencing in any way or relating to any obligation of Borrower to Lenders which is or may be covered by this Guarantee, any right to participate in any way therein, or in the right, title and interest of Lenders

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


             in or to any collateral covered by any loan or security documents relating to any such obligations notwithstanding any payments made by Guarantor under this Guarantee, all such rights of subrogation and participation being hereby expressly waived and released.


8. SUBORDINATION.

             In the event that for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all obligations of Borrower to Lenders which are covered by this Guarantee, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lenders shall have been paid in full. If any payment shall have been made to Guarantor by Borrower on any said indebtedness during any time that there are obligations outstanding from Borrower to Lenders which are covered by this Guarantee, Guarantor shall hold in trust all such payments for the benefit of Lenders and shall make said payments to Lenders to be credited and applied against obligations of Borrower to Lenders, whether matured or unmatured, in accordance with the discretion of Lenders.

9. REPRESENTATIONS BY GUARANTOR.

             Guarantor represents and warrants that:

             (i) at the time of the execution and delivery of this Guarantee, nothing exists to impair the effectiveness of the liability of Guarantor to Lenders hereunder, or the immediate taking effect of this Guarantee as the sole agreement between Guarantor and Lenders with respect to guaranteeing Borrower's obligation to Lenders;

             (ii) it is in the best interest of Guarantor to execute this Guarantee inasmuch as Guarantor will derive substantial direct and indirect benefits from the Advances made from time to time to Borrower by Lenders pursuant to the Second Amended and Restated Facility Agreement of even date herewith (the "Second Amended Facility Agreement"); and

             (iii) all representations and warranties contained in Article V of the Second Amended Facility Agreement, insofar as the representations and warranties contained therein are applicable to Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable to Guarantor) and all other terms of the Second Amended Facility Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated herein by reference as though specifically set forth in this Section.

10. REMEDIES OF LENDERS.

             Lenders may at their option proceed in the first instance against Guarantor to collect any obligation covered by this Guarantee, without first proceeding against Borrower for said obligation, or any other person, firm or corporation liable for said obligation, and without first resorting to any property at any time held by Lenders as collateral security for said obligation and without any marshalling of assets whatsoever. Guarantor hereby confirms the grant of the security interest granted under that certain Amended and Restated Security Agreement of even date herewith among Guarantor and Lenders as secured parties under the Second Amended

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


             and Restated Credit Facility Agreement of even date herewith among Borrower, the guarantors named therein and Lenders.

11. CONSTRUCTION AND BENEFIT.

             This Guarantee is delivered and made in, and shall be construed pursuant to and governed by, the laws of the State of Florida, and is binding upon Guarantor and its legal representatives and successors, and shall inure to the benefit of Lenders, their respective successors and assigns.

12. MISCELLANEOUS.

             In the event it becomes necessary for Lenders to exercise their rights under this Guarantee, whether suit be brought or not, Guarantor shall be liable for all costs and attorneys' fees incurred by Lenders, including costs and attorneys' fees incurred by Lenders on appeal. To the extent Guarantor is obligated to make any payments to Lenders under this Guarantee, Lenders may offset and retain in payment of said amounts any and all monies of Guarantor in the possession of any of Lenders or any of their affiliates at any time, including, but not limited to, any accounts of Guarantor at any of Lenders. In the further event Lenders obtain a final judgment against Guarantor upon this Guarantee, the judgment shall bear interest not at the judgment rate but at the highest rate permitted by applicable law from time to time in effect at the time of said judgment. Further, Guarantor agrees that the proper venue for any action which may be brought under this Guarantee, in addition to any other venue permitted by law, shall be in the county in which is located Lenders' business office as designated above or the office of an assignee of this Guarantee. The liability of Guarantor hereunder, if more than one, shall be joint and several. The term "Lenders" shall be deemed to include the aforementioned Lenders and all their respective departments and any individual, partnership or corporation acting as their nominee or agent, and any of their respective corporate subsidiaries or affiliates, the stock of which is owned or controlled, directly or indirectly, by it or by any affiliate of any of Lenders. The term "Borrower" shall include the individual or individuals, association, partnership, corporation or other entity named herein as Borrower and (a) any successor individual or individuals, association, partnership, corporation or other entity to which all or substantially all of the business or assets of said Borrower shall have been transferred, (b) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner, and (c) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

13. FINANCIAL STATEMENTS.

             At the request of Lenders, Guarantor shall, from time to time, prepare and deliver to Lenders a complete and current financial statement of Guarantor setting forth all the assets and liabilities of Guarantor (and to the extent any person other than Guarantor has any interest in said assets or any person other than Guarantor is jointly liable for any of said obligation, said matters shall be set forth in their entirety in the financial statements) all signed by Guarantor under oath as being true and correct. To the extent any assets or liabilities set forth on said financial statement are owned by Guarantor for which there is any such joint liability, all said assets shall be so specified and set forth.

14. COMPLETE AGREEMENT.

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


             The whole of this Guarantee is herein set forth and there is no verbal or other written agreement, and no understanding or custom affecting the terms hereof. This Guarantee can be modified only by a written instrument signed by the party to be charged therewith.

THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECOND AMENDED AND RESTATED GUARANTEE AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDERS ENTERING INTO THIS SECOND AMENDED AND RESTATED GUARANTEE AGREEMENT.































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


      IN WITNESS WHEREOF, Guarantor has signed this agreement on the 27th day of April, 1999.

Signed, sealed and delivered
in the presence of:                          INSTALLATION TECHNICIANS, INC.,
                                             a Missouri corporation
/s/ Steven Nielsen
----------------------------------
               WITNESS

/s/ Marc R. Tiller                           By:/s/ Thomas R. Pledger
----------------------------------              --------------------------------
               WITNESS                         Thomas R. Pledger, Vice-President




STATE OF GEORGIA
COUNTY OF FULTON

The foregoing instrument was acknowledged before me by Thomas R. Pledger, as Vice-President of INSTALLATION TECHNICIANS, INC., a Missouri corporation, the 27th day of April, 1999.


                                             /s/ Catherine B. Gallo
                                             -----------------------------------
(NOTARIAL SEAL)                              NOTARY PUBLIC
                                             My commission expires:
                                             September 29, 2002
























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